AMENDMENT NO. 4 TO
                        ADMINISTRATIVE SERVICES AGREEMENT
                        Franklin Templeton Services, LLC
                   Allianz Life Insurance Company of New York

      THIS AMENDMENT is made by and between Franklin Templeton Services, LLC (the "Fund Administrator") and Allianz Life Insurance Company of New York (the "Company").

      WHEREAS, The Company and the Fund Administrator have entered into an Administrative Services Agreement, dated as of October 1, 2003, as maybe amended from time to time (the "Agreement"), concerning certain administrative services with respect to each series ("Fund" or "Funds") of Franklin Templeton Variable Insurance Products Trust (the "Trust"), which Funds are investment options in certain variable life insurance and variable annuity contracts issued by the Company; and

      WHEREAS, the Company and the Fund Administrator wish to amend the Agreement for the purpose of adding certain Funds and updating certain variable life or variable annuity insurance contracts covered by the Agreement.

      NOW, THEREFORE, in consideration of past and prospective business relations, the Fund Administrator and the Company hereby amend the Agreement as follows:

1. Schedule B of the Agreement is hereby deleted and replaced in its entirety with the Schedule B attached hereto.

2. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

This Amendment is executed as of August 8, 2008.

                                  ALLIANZ LIFE INSURANCE COMPANY OF NORTH
                                  AMERICA

                                  By: /s/ Stewart Gregg
                                  Name: Stewart D. Gregg
                                  Title: Vice President II

                                  FRANKLIN TEMPLETON SERVICES, LLC
                                  By: /s/ Thomas M. Regner
                                  Name: Thomas Regner
                                  Title: Vice President

                                   SCHEDULE B

                         ADMINISTRATIVE EXPENSE PAYMENT


 The Fund Administrator agrees to pay the Company a fee, computed daily and paid quarterly in arrears, equal to an annual rate as set forth below, applied to the average daily net assets of the shares of the Funds held in the subaccounts of the Accounts. The payment will be computed and paid in the manner described more completely in the Agreement.

  #    COMPANY      PRODUCT                   FUNDS OF THE TRUST                   FEE   BEGINNING OF PERIOD
                    NAME/                                                         RATE   FOR COMPUTATION OF FEE
                 1933 ACT NO.
1.  Allianz     Allianz         Class 2 Shares:                                 0.20%    10/01/03
    Life
    Insurance   Advantage       Franklin Global Communications Securities Fund
    Company of  333-19699       Franklin Growth and Income Securities Fund
    New York                    Franklin High Income Securities Fund
                                Franklin Income Securities Fund
                                Franklin Large Cap Growth Securities Fund
                                Franklin Global Real Estate Securities Fund
                                Franklin Rising Dividends Securities Fund
                                Franklin Small Cap Value Securities Fund
                                Franklin Small-Mid Cap Growth Securities Fund
                                Franklin U.S. Government Fund
                                Mutual Discovery Securities Fund
                                Mutual Shares Securities Fund
                                Templeton Developing Markets Securities Fund
                                Templeton Foreign Securities Fund
                                Templeton Growth Securities Fund
                                Franklin Zero Coupon Fund 2010 - Class 1        0.10%   10/01/03
                                Templeton Global Income Securities Fund - Class 0.20%   05/01/07
                               2
                                Franklin Templeton VIP Founding Funds           0.20%   09/21/07
                                Allocation Fund - Class 2

2.  Allianz     Valuemark II    Class 1 Shares:                                 0.10%   10/01/03
    Life
    Insurance   33-26646        Franklin Global Communications Securities Fund
    Company of                  Franklin Growth and Income Securities Fund
    New York                    Franklin High Income Securities Fund
                                Franklin Income Securities Fund
                                Franklin Large Cap Growth Securities Fund
                                Franklin Global Real Estate Securities Fund
                                Franklin Rising Dividends Securities Fund
                                Franklin Small-Mid Cap Growth Securities Fund
                                Franklin Small Cap Value Securities Fund
                                Franklin U.S. Government Fund
                                Franklin Zero Coupon Fund 2010
                                Mutual Discovery Securities Fund
                                Mutual Shares Securities Fund
                                Templeton Developing Markets Securities Fund
                                Templeton Foreign Securities Fund
                                Templeton Growth Securities Fund

 #     COMPANY      PRODUCT                   FUNDS OF THE TRUST                   FEE   BEGINNING OF PERIOD
                    NAME/                                                         RATE   FOR COMPUTATION OF FEE
                 1933 ACT NO.
                Valuemark II    Franklin Money Market Fund - Class 1*           0.05%    10/01/03
                (cont'd)
                33-26646        Templeton Global Income Securities Fund, Class  0.10%    05/01/07
                                1

 3.  Allianz    Valuemark       Class 1 Shares:                                 0.10%    10/01/03
    Life
     Insurance  IV              Franklin Global Communications Securities Fund
     Company of 333-19699       Franklin Growth and Income Securities Fund
     New York                   Franklin High Income Securities Fund
                                Franklin Income Securities Fund
                                Franklin Large Cap Growth Securities Fund
                                Franklin Global Real Estate Securities Fund
                                Franklin Rising Dividends Securities Fund
                                Franklin Small-Mid Cap Growth Securities Fund
                                Franklin Small Cap Value Securities Fund
                                Franklin U.S. Government Fund
                                Franklin Zero Coupon Fund 2010
                                Mutual Discovery Securities Fund
                                Mutual Shares Securities Fund
                                Templeton Developing Markets Securities Fund
                                Templeton Foreign Securities Fund
                                Templeton Growth Securities Fund
                                Franklin Money Market Fund - Class 1*           0.05%    10/01/03
                                Templeton Global Income Securities Fund, Class  0.10%    05/01/07
                               1

 4.  Allianz    Allianz         Class 2 Shares:                                 0.20%     10/1/03
    Life
     Insurance  Opportunity     Franklin Global Communications Securities Fund
     Company of 333-75718       Franklin Growth and Income Securities Fund
     New York                   Franklin High Income Securities Fund
                                Franklin Income Securities Fund
                                Franklin Large Cap Growth Securities Fund
                                Franklin Global Real Estate Securities Fund
                                Franklin Rising Dividends Securities Fund
                                Franklin Small-Mid Cap Growth Securities Fund
                                Franklin Small Cap Value Securities Fund
                                Franklin U.S. Government Fund
                                Mutual Discovery Securities Fund
                                Mutual Shares Securities Fund
                                Templeton Developing Markets Securities Fund
                                Templeton Foreign Securities Fund
                                Templeton Growth Securities Fund
                                Franklin Zero Coupon Fund 2010 - Class 1        0.10%     10/1/03
                                Templeton Global Income Securities Fund - Class 0.20%    05/01/07
                               2
                                Franklin Templeton VIP Founding Funds           0.20%    09/21/07
                                Allocation Fund - Class 2

* This Fund is closed to new investors as of 5/1/04.

 #     COMPANY      PRODUCT                   FUNDS OF THE TRUST                   FEE   BEGINNING OF PERIOD
                    NAME/                                                         RATE   FOR COMPUTATION OF FEE
                 1933 ACT NO.
 5.  Allianz    Allianz         Class 2 Shares:                                 0.20%    10/1/03
    Life
     Insurance  Charter II      Franklin Global Communications Securities Fund
     Company of 333-105274      Franklin Growth and Income Securities Fund
     New York                   Franklin High Income Securities Fund
                                Franklin Income Securities Fund
                                Franklin Large Cap Growth Securities Fund
                                Franklin Global Real Estate Securities Fund
                                Franklin Rising Dividends Securities Fund
                                Franklin Small-Mid Cap Growth Securities Fund
                                Franklin Small Cap Value Securities Fund
                                Franklin U.S. Government Fund
                                Mutual Discovery Securities Fund
                                Mutual Shares Securities Fund
                                Templeton Developing Markets Securities Fund
                                Templeton Foreign Securities Fund
                                Templeton Growth Securities Fund
                                Franklin Zero Coupon Fund 2010 - Class 1        0.10%     10/1/03
                                Templeton Global Income Securities Fund - Class 0.20%    05/01/07
                               2
                                Franklin Templeton VIP Founding Funds           0.20%    09/21/07
                                Allocation Fund - Class 2

 6.  Allianz    Allianz High    Class 2 Shares:                                 0.20%    05/01/07
    Life
     Insurance  Five NY         Franklin Global Communications Securities Fund
     Company of 333-124767      Franklin Growth and Income Securities Fund
     New York                   Franklin High Income Securities Fund
                                Franklin Income Securities Fund
                                Franklin Large Cap Growth Securities Fund
                                Franklin Templeton VIP Founding Funds
                                Allocation Fund
                                Franklin U.S. Government Fund
                                Mutual Discovery Securities Fund
                                Mutual Shares Securities Fund
                                Templeton Foreign Securities Fund
                                Templeton Global Income Securities Fund
                                Templeton Growth Securities Fund
                                Franklin Zero Coupon Fund 2010 - Class 1        0.10%    05/01/07

 #     COMPANY     PRODUCT NAME/               FUNDS OF THE TRUST               FEE RATE BEGINNING OF PERIOD
                  1933 ACT NO.                                                           FOR COMPUTATION OF FEE
 7. Allianz Life Allianz         Class 2 Shares:                                 0.20%   05/01/08
    Insurance    Vision NY       Franklin Global Communications Securities Fund
    Company of   333-143195      Franklin High Income Securities Fund
    New York                     Franklin Income Securities Fund
                                 Franklin Templeton VIP Founding Funds
                                 Allocation Fund
                                 Franklin U.S. Government Fund
                                 Mutual Discovery Securities Fund
                                 Mutual Shares Securities Fund
                                 Templeton Global Income Securities Fund
                                 Templeton Growth Securities Fund
                                 Franklin Zero Coupon Fund 2010 - Class 1        0.10%   05/01/08